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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                                OCTOBER 19, 1999
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                Date of Report (Date of earliest event reported)



                              eVENTURES GROUP, INC.
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             (Exact name of registrant as specified in its charter)


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
               DELAWARE                                33-19435                              75-2233445
     (State or Other Jurisdiction              (Commission File Number)                     (IRS Employer
           of Incorporation)                                                             Identification No.)


             ONE EVERTRUST PLAZA, 8TH FLOOR, JERSEY CITY, NEW JERSEY                           07302
             -------------------------------------------------------                        ---------
                    (Address of principal executive offices)                                (Zip Code)
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                                  201-200-5515
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              (Registrant's telephone number, including area code)


         ADINA, INC., 6959 ARAPAHO ROAD, SUITE 122, DALLAS, TEXAS 75248
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          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 1.  ACQUISITION AND DISPOSITION OF ASSETS

         On October 19, 1999, our Company, eVentures Group, Inc., consummated the acquisition of approximately 1/3 of the outstanding shares of e.Volve Technology Group, Inc. ("e.Volve"), as a result of which e.Volve became a wholly-owned subsidiary of our Company. The other two-thirds interest in e.Volve was acquired by our Company on September 22, 1999 pursuant to the terms of an Agreement and Plan of Reorganization dated as of September 22, 1999. The acquisition of the remaining approximate 1/3 equity interest of e.Volve was consummated pursuant to an Agreement and Plan of Exchange dated as of October 19, 1999 (the "Exchange Agreement"). At the closing of the Exchange Agreement, we issued to the former shareholders of e.Volve an aggregate of 5,831,253 shares. We determined the number of shares to be issued to each participant in the acquisition after considering the value of the interests exchanged and arms'-length negotiations with the shareholders of e.Volve.

         e.Volve is an emerging facilities-based communications company building an international IP (Internet Protocol) and ATM (Asynchronous Transfer Mode) Network capable of compressing voice, video and data transmissions at rates of up to 8 times greater than more conventional methods. e.Volve's technology focuses on the convergence of the transmission of voice, video and data over the public Internet and private Intranets.

         Our operating businesses currently consist of the business of AxisTel Communications, Inc., ("AxisTel") and e.Volve. We also own a 17% interest in i2v2.com (also known as PhoneFree), which develops and markets an Internet telephony product and web site called "PhoneFree." The business of AxisTel and i2v2.com and our acquisition of interests in these companies are more fully described in our Current Report on Form 8-K dated September 22, 1999.

         In addition to our operating businesses, we intend to make strategic, early stage investments in start-up companies that are developing Internet-based businesses that are positioned to take advantage of next-generation networks and services and the growth of the Internet as a medium for communications, commerce and the provision of information. In making these investments, we intend to provide (in addition to capital) operational assistance and strategic partnerships, primarily from our personnel and operating companies. Our first venture capital investment was in i2v2.com.

         We have made forward-looking statements in this Report that are subject to risks and uncertainties. These statements generally include the words "believe," "expect," "anticipate," "intend," "estimate" or similar expressions. These statements reflect our current views with respect to future events that are subject to certain risks, uncertainties and assumptions, including without limitation any statements regarding the following: market opportunities, strategies, competition, expected activities, additional financing, strategic alliances and projected expenditures. If one or more of these risks or uncertainties materialize, or should our assumptions prove incorrect, actual results may vary materially from those described in this Report. We cannot assure our investors that the anticipated results will occur, that these judgments or assumptions will prove correct or that unforeseen developments will not occur.


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements of Business Acquired

         As permitted by Form 8-K, the required historical financial information statements required by Regulation S-X will be filed by an amendment to this Form 8-K no later than January 3, 2000.

         (b)      Pro forma Financial Information

         As permitted by Form 8-K, the required pro forma financial information statements required by Regulation S-X will be filed by an amendment to this Form 8-K no later than January 3, 2000.

          (c)     Exhibits.

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
                  2.1 Agreement and Plan of Exchange among eVentures Group, Inc., and certain other persons dated October 19, 1999

                  99.1       Press Release dated October 20, 1999
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Date:  November 3, 1999


                                   eVENTURES GROUP, INC.



                                   By:      /s/ Barrett Wissman
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                                   Name:    Barrett Wissman
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                                   Its:     President
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                               INDEX TO EXHIBITS

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Exhibit
Number              Description
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
       2.1          Agreement and Plan of Exchange among eVentures Group, Inc., and certain other persons dated October 19, 1999

      99.1          Press Release dated October 20, 1999
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